UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2020

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement

On October 23, 2020, Pennsylvania Real Estate Investment Trust (“PREIT”) and the other Company Parties under the Restructuring Support Agreement, dated as of October 7, 2020 (the “Original RSA”), among the Company Parties and the Consenting Lenders, as amended by an Amendment and Waiver to Restructuring Support Agreement (the “RSA Amendment and Waiver”), dated as of October 16, 2020, among the Company Parties, the Requisite Consenting Lenders and the Requisite Consenting Bridge Lenders, entered into a Second Amendment to Restructuring Support Agreement with the Requisite Consenting Lenders and the Requisite Consenting Bridge Lenders (the “Second RSA Amendment”; the Original RSA, as amended by the RSA Amendment and Waiver and the Second RSA Amendment, the “RSA”). All capitalized terms used in Item 1.01 of this Current Report on Form 8-K and not otherwise defined herein have the meanings ascribed to such terms in the RSA.

The Second RSA Amendment provides for a limited tolling of the alleged breach of the Original RSA, as amended by the RSA Amendment and Waiver (the “Alleged RSA Breach”), alleged by certain lenders (as previously reported in PREIT’s Current Report on Form 8-K filed on October 23, 2020), pursuant to which each of the Requisite Consenting Lenders and Requisite Consenting Bridge Lenders has agreed not to exercise remedies relating to the Alleged RSA Breach, to the extent valid, subject to the conditions contained in the Second RSA Amendment.

Under the Second RSA Amendment, in the event the Plan Transactions are pursued, the Company Parties shall be required to commence any potential Chapter 11 Cases on or before October 28, 2020, it being understood that a “Lender Termination Event” occurring as a result of the Alleged RSA Breach, if any, will be tolled from October 22, 2020 until October 28, 2020.

In addition, in the event that (i) all Consenting Lenders become party to the Second RSA Amendment, and (ii) each of Strategic Value Dislocation Master Fund LP, Strategic Value Master Fund, Ltd. and Strategic Value Special Situations Master Fund IV, L.P. execute a Joinder Agreement to the RSA, then (x) the Borrowers’ exercise of their maturity extension option set forth in the Out-of-Court Restructuring Term Sheet annexed to the RSA would be conditioned upon a maximum LTV ratio of 105% for Borrowing Base Properties to the drawn facilities (Senior Facility and Second Lien Term Loan Facility), as determined by an appraisal, and (y) the cash trap, minimum senior debt yield and minimum corporate debt yield financial covenants would be modified, as set forth in the Second RSA Amendment. As of October 29, 2020, neither condition (i) nor (ii), above, have been met.

The foregoing description is not a complete description of the terms and conditions of the Second RSA Amendment and is qualified in its entirety by reference to the full text of Second RSA Amendment, which PREIT plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

Forward Looking Statements

This current report contains certain forward-looking statements that can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “may” or similar expressions. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements and results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. Such factors include, but are not limited to: the ability to implement a restructuring of our indebtedness on an out-of-court basis in accordance with the RSA; the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including our ability to obtain court approvals with respect to motions filed in the Chapter 11 Cases, the outcomes of court rulings and the Chapter 11 Cases in general and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that we may employ to address our liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on us due to the terms of any interim and final orders that we may seek from the Bankruptcy Court authorizing our use of cash collateral securing the indebtedness under the Bridge Credit Agreement; our ability to achieve forecasted revenue and pro forma leverage ratio and generate free cash flow to further reduce indebtedness; our ability to manage our business through the impacts of the COVID-19 pandemic, a weakening of global economic and financial conditions, changes in governmental regulations and related compliance and litigation costs and the other factors discussed in the sections entitled “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020. We do not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: October 29, 2020	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel